Exhibit 99.1
August, 2008 Federal Signal Corporation

This presentation contains various forward-looking statements as of the date hereof and the company undertakes no obligation to update these statements regardless of new developments or otherwise. Statements in this presentation that are not historical are forward- looking statements and may be impacted by certain risks and uncertainties. These risks and uncertainties, some of which are beyond the company's control, include but are not limited to, the cyclical nature of the company's markets, technological advances by competitors, material and fuel cost escalation, risks associated with the execution of new product introductions, product liability litigation, risks associated with supplier, dealer and other partner alliances, changes in cost competitiveness including those resulting from foreign currency movements, disruptions in the supply of parts or components from sole source suppliers and subcontractors, retention of key employees and general changes in the competitive or economic environment. Safe Harbor August, 2008

Agenda Overview Recent Accomplishments Strategic Focus Financial Review Business Segments Management and Corporate Governance Conclusion

Founded in 1901, Federal Signal is a leader in advancing security and well-being for communities and workplaces around the world We design and manufacture a suite of products and integrated solutions in three business segments Safety and Security Systems Group (SSG) Environmental Solutions Group (ESG) Fire Rescue (Bronto) NYSE: FSS Headquartered: Oak Brook, Illinois; manufacturing facilities worldwide Employees: ~ 3,300 worldwide Federal Signal Overview

Financial data Market capitalization: ~$740 million 1H 2008 revenues: $482 million Net manufacturing debt to capitalization: 41% as of June 30, 2008 Quarterly dividend: $0.06/share; 242 consecutive quarterly dividends Federal Signal Overview

Federal Signal Overview - Diverse Markets YTD 2008 Orders ($514 Million) Non-U.S. Bronto demand remaining strong; weaker Europe offset by strong ROW. Exports remain solid, benefiting from weak USD U.S. Muni/Government Police products and sweeper markets weakened in late 2007/early 2008 Public safety and security up, benefiting from grant funds and acquisitions U.S. Industrial Sweeper orders impacted by low U.S. housing construction Other orders (esp. energy- linked) remain strong U.S. Municipal 29% U.S. Industrial/ Commercial 23% Non-U.S., Incl. Exports 48%

Robust 100+ years history of product leadership Leading brands: Federal Signal, Elgin, Vactor, Bronto, Jetstream, Guzzler, PIPS, Codespear Strategic shift to higher-growth, higher-return products Sale of E-ONE and other portfolio changes strengthen corporate profitability and balance sheet Serve strong, diverse end-markets Market positions of #1 or #2 in most markets Focus on cost efficiencies Federal Signal Overview - Investment Highlights

Recent Accomplishments Completed divestitures of Tool and E-ONE businesses, applying proceeds to reduce debt Initiated cost reduction program to reduced budgeted spend by $20 million Launched Public Safety Systems division to build-out opportunities associated with 2007 acquisitions Began liquidation of financial services portfolio--$96 million in hand Achieved initial important wins in hearing loss litigation Completed $37 million sale/leaseback of plant assets to utilize tax loss carry forwards and diversify capital sources Completed expansion of Bronto production facility and initiated expansion of Vactor/Guzzler plant

Recent History Initiated "Shrink to Grow" strategy 2004 2005 2006 2007 February Divested Cutting Tools Acquired Security-Focused Technology Companies Significant New Products Launched New Growth Strategy Launched Closed 6 plants Sold/Divested 7 Business Units Formalized New Product Development Process 2008 Sold E-ONE, Tool, and Leasing

Tightened Strategic Focus Leasing portfolio Plastisol Preble Justrite TTI Victor product lines Refuse FAPD do Brasil Superior Tool Group E-ONE Codespear $17M Riverchase $7M PIPS $126M "Shrink to Grow" 2007 Acquisitions >$300 million $150 million

2007 Acquisitions

Sale of E-One

- **Sale Process:**
  - Sold to American Industrial Partners ("AIP"), a leading middle market private equity firm, for a stated purchase price of $20 million, subject to working capital and other adjustments
  - AIP chosen at conclusion of 8-month sale process involving 6 initial bidders
- **Financial Implications:**
  - Divestiture ends operating losses totaling $35 million over past 18 month period, while avoiding costly shutdown alternative
  - Federal Signal extracted $36 million of working capital in 9 months leading up to transaction close—6/30 balance was below the 100-month low
  - AIP retained vast majority of liabilities associated with installed firetruck base
  - Based on successful liquidation of working capital prior to close, ultimate cash received from AIP expected to approximate $5-9 million
- **Future Outlook:**
  - E-ONE will remain a customer of FSS for lights and sirens, articulated aerial devices and other products
  - Divestiture of E-ONE expands markets for lightbars, sirens, aerial devices previously limited by competitive dynamics

FEDERAL SIGNAL | Advancing security and well-being.
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Strategic Focus: Long Term Value Growth Safety & Security Focus resources on public safety markets Integrate products into solutions Launch new products in China Environmental Solutions Expand globally in Asia Increase US capacity Bronto Increase capacity Shorten backlog Accelerate North American growth Focused portfolio of higher growth businesses that provide us with a strong foundation from which to grow profitably long-term

Segment Overview

Long-Term Consolidated Financial Targets Revenue Growth 6-8% p.a. International Sales > 50% EBIT Margins 10% Working Capital 15% sales Debt/Capitalization 30-40%

Financial Performance ($ millions, except share data) 2006 2007 1H 2008 Operating Data Net Sales 800.9 941.7 482.4 Operating Income 66.6 82.1 31.4 Operating Cash Flow 29.7 65.4 85.9 Diluted Earnings Per Share (from Continuing Ops) 0.61 0.85 0.26 Operating Margin 8.3% 8.7% 6.5% Effective Tax Rate 25.4% 22.9% 28.5% Orders 864.1 1,005.6 513.8 Backlog 249.4 331.7 375.4 * Above figures reflect discontinuation of Tool and E-ONE businesses.

Liquidity Update-($ in millions) June 30, 2008 Net Debt 305 Actual/Expected Reductions Thru 12/31/08: Sale/Leaseback Transaction (37) Second Tranche of Leases Sold (18) Proceeds from AIP (E-ONE Sale) (5-9) Further Financial Services Asset Sales (30-35) Operating and other Cash Flow (15-20) Projected 12/31/08 Net Debt (Lowest debt level in 14 years) <$200 At year-end, Federal Signal's net debt level will be at the lowest point in 14 years

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E Net Debt 310.6 397.5 449.2 458.6 488.2 454 398.1 343.3 354.7 410.1 200 Net Debt Trend Chart ($ in millions)

Other Financing/Capital Strong credit position Year 2 of 5-yr $250 million revolving credit facility Staggered private placement maturities to 2013 Current borrowing cost 5.35% 2009 interest expense forecast $2-3mm/qtr Quarterly dividend 242 consecutive quarterly dividends $.06/share Debbie: insert the word "facility" after credit in line1

Segment Revenues $942 million Customer Orders $1006 million 2007 Revenues by Segment* Environmental Solutions Group (ESG) 48% Fire Rescue (Bronto) 13% Safety & Security Systems (SSG) 39% U.S. Municipal 31% U.S. Industrial/ Commercial 25% Non-U.S. 44% End markets increasingly well diversified Target of 30% of sales from products launched in last 10 years *Restated for disc ops of Tool & E-ONE

Safety and Security Systems Group Highlights Dave McConnaughey, President Recent Highlights: PSS gaining traction through new sales force, new alliances with 3M, AT&T and others U.S. police orders weaker due to municipal budgets, but gaining share Launched two product groups from China plant 1H 2008 Orders - $195mm Industrial Communications, Safety & Security 38% Public Safety Systems 18% Mobile Vehicular Systems 44%

Safety and Security Systems Group Organic Growth ($ in millions) +18% +17% CAGR = 2%

Safety and Security Systems Group







	Mobile Vehicular Systems	Industrial Communications, Safety and Security	Public Safety Systems
Products	Lightbars, beacons, sirens, mobile data systems, speakers and license plate recognition systems	Beacons, horns, interoperable communications systems, mining and marine hazardous area lighting, parking access control equipment & systems	Automated license plate recognition systems, all-hazard warning systems, interoperable communications systems, urgent notification, Broadband wireless, CAD & emergency ops.
Customers	Police and fire departments, ambulance services, DOTs, utilities, tow truck operators	Industrial plants, petrochemical plants, ship/rig builders, coal mines, municipalities, nuclear plants, military bases, airports, parking operators	Law enforcement, cities, states, national governments
Channels	Police and truck equipment distributors, catalog houses, installers, OEMs, direct	Distributors, catalog houses, OEMs, direct	Distributors, direct, OEMs, Integrators
Competitors	Whelen, Code 3, Ecco, Hella, Sirena	Edwards/GE, Gaitronics/Hubbell, Crouse-Hinds/Cooper, Whelen, Amano, SkiData, Ascom, Scheidt & Bachman	Civica Software, Remington Elsag, Whelen, MadahCom, Send Word Now

FEDERAL SIGNAL | *Advancing security and well-being.*
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Environmental Solutions Group Highlights Mark Weber, President Recent Highlights: China-based Joint Venture growing, added sweeper product line Water blaster rental activity growing - 3 centers now open JD Edwards implementation progressing $9 Million Vactor plant expansion underway 1H 2008 Orders - $215 mm Water Blasters 9% Vacuum Trucks 47% Sweepers 44%

Environmental Solutions Group Organic Growth ($ in millions) +21% +5% CAGR = 5%

Environmental Solutions Group

   

	Sweepers	Vacuum Trucks — Municipal	Vacuum Trucks — Industrial	Water Blasters
Products	Street, parking lot and industrial sweepers	Sewer and catch basin cleaners, glycol recovery vehicles, hydro excavating vehicles	Vacuum loaders that clean up industrial waste or recover and recycle valuable raw materials	Water blasters that clean and prepare industrial surfaces
Customers	Contractors, cities, counties, states, airports	Contractors, cities, counties, states, airports	Industrial contractors, plants and rental houses	Industrial contractors, plants and rental houses
Channels	Dealers, direct	Primarily Dealers	Primarily Direct	Direct, distributors
Competitors	Schwarze, Tymco, Allianz; Bucher	VacCon, Super Products, Clean Earth, Aquatech	Super Products, GapVax, VacCon, Clean Earth	NLB, Gardner Denver, Woma, Hammelman

FEDERAL SIGNAL | Advancing security and well-being.
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Bronto Highlights Esa Peltola, President Recent Highlights: Orders continue strong: Book-to-bill >150% in first half Plant expansion completed in Q3 (+ 40% capacity) Next generation products being rolled out on schedule 1H 2008 Orders - $102 mm Skylifts 22% Service 4% Firelifts 74%

Bronto Organic Growth ($ in millions) +53% +51% CAGR = 13%

Bronto Rescue and Fire General Purpose Electric Utility Products Telescopic and articulated aerial devices for rescue and fire Telescopic and articulated aerial devices for general purposes Insulated telescopic and articulated aerial devices for transmission line work Customers Municipal, voluntary and industrial rescue, fire and civil defense authorities and industrial fire brigades Rental companies and contractors mostly in western Europe, Australia and North America Electric utilities and utility contractors Channels Own marketing and service network in selected markets, dealer network elsewhere Own marketing and service network in selected markets, dealer network elsewhere Dealer network Competitors Iveco/Magirus, Rosenbauer/Metz Wumag, Ruthmann Altec, EGI

Experienced Management Team

Commitment to Strong Corporate Governance All directors independent under NYSE rules Two new independent directors appointed to Board in 2008: Dennis J. Martin, retired chairman, CEO of General Binding Corp. Joseph R. Wright, vice chairman and director of Scientific Games Corp. Chairman and CEO roles separate Board Committees comprised solely of independent directors CEO performance and compensation determined annually by independent directors Stock ownership requirements for all directors Risk Metrics' Corporate Governance Quotient: better than 81% of S&P 400 companies and 91.5% of Capital Goods companies, as of 8/1/08 Rights plan expired August 18, 2008 and has not been renewed

Robust 100+ years history of product leadership Leading brands: Federal Signal, Elgin, Vactor, Bronto, Jetstream, Guzzler, PIPS, Codespear Strategic shift to higher-growth, higher-return products Sale of E-ONE and other portfolio changes strengthen corporate profitability and balance sheet Serve strong, diverse end-markets Market positions of #1 or #2 in most markets Focus on cost efficiencies Federal Signal Overview - Investment Highlights